Exhibit 99.1
                                                                    ------------
FOR  IMMEDIATE  RELEASE


                       NASDAQ DELISTS VSOURCE COMMON STOCK


SAN DIEGO, CALIF. - DECEMBER 21, 2001 -- Vsource, Inc. [OTC BB: VSRC] ("Vsource") today announced that on December 20, 2001, it received a notice from the Nasdaq Stock Market, Inc. ("Nasdaq") notifying the company that its securities would be delisted from The Nasdaq Stock Market effective with the open of business on December 21, 2001. The Company's securities will immediately be eligible to be traded on the OTC Bulletin Board under the symbol 'VSRC'.

The notice stated that the Nasdaq Listing Qualifications Panel's decision was based upon its determination under Marketplace Rule 4330(f) that the company's acquisition of NetCel360 Holdings Limited and related financings resulted in a change of control and allowed a non-Nasdaq entity to effectively obtain a Nasdaq listing. Accordingly, the Panel determined that the combined entity was required to demonstrate compliance with all requirements for initial listing on The Nasdaq National Market as of June 22, 2001. As the company did not satisfy all initial inclusion requirements for either The Nasdaq National Market or The Nasdaq SmallCap Market on June 22, 2001 or any date since, the Panel determined that the company's securities should be delisted from The Nasdaq Stock Market.

"Obviously, this is a very disappointing decision for us and our shareholders," said Phil Kelly, co-chairman and CEO of Vsource, Inc. "However, not withstanding, recent successes regarding agreements with Gateway and Agilent Technologies further underscore the successful business model that Vsource continues to bring to market and to Fortune and Global 500 organizations across the U.S. and Asia-Pacific. We believe that the key to success and increasing the value of the company ultimately lies in superb execution and delivery of services to our clients."

About  Vsource

Vsource, Inc., based in San Diego, Calif., focuses on providing Business Process Outsourcing (BPO) and Distribution Services to Fortune 500 and Global 500 organizations wanting to expand into or across Asia-Pacific or streamline their existing operations into the region. Vsource's range of services and infrastructure include traditional BPO services: Payroll and Financial Services, Customer Relationship Management (CRM) and Supply Chain Management (SCM), as well as Distribution Services, which include Sales and Marketing Services, Market Research and Operations Solutions. Vsource has offices in the United States, Hong Kong, Singapore, Malaysia (including a 39,000-square-foot-customer center) and Japan. Vsource's customers include Gateway, AIG, Agilent Technologies, EMC, Network Appliance, Cosine Communications, Credit Suisse First Boston, HSBC Investment Bank Asia, Miller Freeman, and other Fortune 500/Global 500 companies.

For  more  information,  visit  the  company's  Web  site:  www.vsource.com


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Forward  Looking  Statements

Some of the statements in this document constitute forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance and achievements expressed or implied by these forward-looking statements. Although management believes that the expectations reflected in the forward-looking statements are reasonable, there is no guarantee that future results, levels of activity, performance or achievements will be attained. Moreover, neither management nor any other person assumes responsibility for the accuracy and completeness of these statements.

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| CONTACTS:                               |                                    |
| Vsource                                 |                                    |
| Hilary  Kaye  Associates                |                                    |
| Paul  Lieber  or  Hilary  Kaye          |                                    |
| P.  714/426/0444                        |                                    |
| plieber@hkamarcom.com                   |                                    |
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